Exhibit 10.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

            THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 25th day of June, 2004 (this "Eighth Amendment"), is made among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation with its principal offices in Branchville, New Jersey (the "Parent"), SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation with its principal offices in Branchville, New Jersey ("SICA," and collectively with the Parent, the "Borrowers"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank and hereinafter, the "Lender").  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement referred to below, as amended by this Eighth Amendment.  Unless otherwise specified, section references herein refer to sections set forth in the Credit Agreement, as amended by this Eighth Amendment.

RECITALS

            A.        The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrowers upon the terms and conditions set forth therein.

            B.         The Borrowers have requested an extension of the maturity of such revolving credit facility, as more fully set forth herein, and the Lender has agreed to such extension upon the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

            1.1       The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

"           "Eighth Amendment Fee Letter" shall mean the letter from Wachovia to the Parent, dated June 25, 2004, relating to certain fees payable by the Parent in respect of the transactions contemplated by the Eighth Amendment, as amended, modified or supplemented from time to time."

" "Eighth Amendment" shall mean the Eighth Amendment to Credit Agreement, dated as of June 25, 2004."

            1.2       The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

"           "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment and as further amended, modified or supplemented from time to time."

" "Maturity Date" shall mean June 24, 2005 or such later date to which the Maturity Date may be extended pursuant to Section 2.18."

            1.3       Section 2.18 is hereby amended by replacing the references therein to "June 26, 2004" with "June 24, 2005."

            1.4       Section 6.1 is hereby amended by replacing the reference therein to "$390,000,000" with "$480,000,000."

            1.5       Section 6.2 of the Credit Agreement is amended and restated as follows:

" Section 6.2 Maximum Consolidated Debt to Total Capitalization. The ratio of Consolidated Indebtedness to Consolidated Total Capital as of any date of determination will not be greater than 30%."

ARTICLE II

EFFECTIVENESS

            This Eighth Amendment shall become effective as of June 25, 2004 (the "Eighth Amendment Effective Date") when, and only when, each of the following conditions shall have been satisfied:

            (a)        The Lender shall have received the following, each dated as of the Eighth Amendment Effective Date:

(i) an executed counterpart hereof from each of the Borrowers;

(ii)      a certificate, signed by the president, the chief executive officer or the chief financial officer of each of the Borrowers, in form and substance reasonably satisfactory to the Lender, certifying that as of the Eighth Amendment Effective Date, (i) each of the representations and warranties of such Borrower contained in this Eighth Amendment, the Credit Agreement and the other Credit Documents is true and correct on and as of the Eighth Amendment Effective Date, both immediately before and after giving effect to this Eighth Amendment, with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date) and (ii) on and as of the Eighth Amendment Effective Date, both immediately before and after giving effect to this Eighth Amendment, no Default or Event of Default has occurred and is continuing; and

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(iii)      a certificate of the secretary or assistant secretary of each Borrower, in form and substance reasonably satisfactory to the Lender, certifying that (i) the articles or certificate of incorporation or other comparable organizational documents and the bylaws or comparable governing documents of such entity have not been amended since the Seventh Amendment Effective Date (or, if and to the extent any of the foregoing have been amended since such date, a statement to such effect, attaching copies thereof) and (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such Borrower, authorizing the execution, delivery and performance of this Eighth Amendment.

            (b)        The Borrowers shall have paid all fees and expenses relating to the Eighth Amendment and the Credit Agreement which are due and payable on the Eighth Amendment Effective Date, including (i) the unpaid balance of all fees payable to the Lender pursuant to the Eighth Amendment Fee Letter and (ii) all other fees and expenses of the Lender required hereunder or under any other Credit Document to be paid on or prior to the Eighth Amendment Effective Date (including reasonable fees and expenses of counsel) in connection with this Eighth Amendment and the transactions contemplated hereby.

            (c)        Since December 31, 2003, both immediately before and after giving effect to the Eighth Amendment, there shall not have occurred any Material Adverse Change with respect to either Borrower or any event, condition or state of facts that is reasonably likely to result in a Material Adverse Change with respect to either Borrower.

            (d)        The Lender shall have received such other documents, certificates, opinions, and instruments in connection with the Eighth Amendment as it shall have reasonably requested.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

            Each of the Borrowers hereby represents and warrants to the Lender that, after giving effect to this Eighth Amendment:

            (a)        Each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the Eighth Amendment Effective Date with the same effect as if made on and as of the Eighth Amendment Effective Date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

            (b)        On and as of the Eighth Amendment Effective Date and both immediately before and after giving effect to the Eighth Amendment, no Default or Event of Default has occurred and is continuing.

            (c)        Other than in connection with amendment set forth herein to Section 6.2 of the Credit Agreement, the Borrowers have not amended, modified or waived, or agreed to amend, modify or waive, any of the covenants, representations or defaults contained in the Indebtedness referred to in clause (b) of Section 7.2(iii) of the Credit Agreement in such a manner as to give the Lender the right (but not the obligation) to have any or all of such different or additional covenants, representations or defaults incorporated by reference into the Credit Agreement.

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ARTICLE IV

GENERAL

            4.1       Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.  As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Eighth Amendment.  Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.  This Eighth Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein.  This Eighth Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

            4.2       Expenses.  The Borrowers agree on demand (i) to pay all reasonable fees and expenses of counsel to the Lender and (ii) to reimburse the Lender for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Eighth Amendment.

            4.3       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

            4.4       Counterparts.  This Eighth Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

            4.5       Construction.  The headings of the various sections and subsections of this Eighth Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

            4.6       Severability.  To the extent any provision of this Eighth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Eighth Amendment in any jurisdiction.

            4.7       Successors and Assigns.  This Eighth Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

[signatures appear on the following pages]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Eighth Amendment to be executed by its duly authorized officer as of the Eighth Amendment Effective Date.

SELECTIVE INSURANCE GROUP, INC.

By: /s/ Jennifer W. DiBerardino
Name: Jennifer W. DiBerardino
Title: AVP, Assistant Treasurer

SELECTIVE INSURANCE COMPANY OF AMERICA

By: /s/ Jennifer W. DiBerardino
Name: Jennifer W. DiBerardino
Title: VP, Assistant Treasurer

(signatures continue)

SIGNATURE PAGE TO

EIGHTH AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

(formerly known as First Union National Bank)

By: /s/ Kimberly Shaffer
Name: Kimberly Shaffer
Title: Director

SIGNATURE PAGE TO

EIGHTH AMENDMENT

CERTIFICATE OF SECRETARY
OF
SELECTIVE INSURANCE GROUP, INC.

I, Michele N. Schumacher, hereby certify that I am the duly elected, qualified and acting Secretary of Selective Insurance Group, Inc. a New Jersey corporation (the "Company"), and that as such I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

            1.         This Certificate is being delivered pursuant to Section 2.3 of the Eighth Amendment to Credit Agreement ("Credit Agreement"), dated as of June 25, 2004. The terms used in this Certificate and not defined herein have the respective meanings specified in the Credit Agreement, as amended.

            2.         Since October 22, 1999, there has been no amendment to the Articles of Incorporation of the Company.

            3.         Since November 6, 2001, there has been no amendment to the Bylaws of the Company.

            4.         The following resolution was duly adopted by unanimous written consent of the Board of Directors of the Company effective on the 27th day of June, and said resolution has not been amended or rescinded and is in full force and effect:

RESOLVED, that the Chairman and Chief Executive Officer, Senior Vice President-Chief Financial Officer, Comptroller, or such other officer as they may designate, are hereby authorized and directed to obtain loans on behalf of the Company from the WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) (the "Lender") in an amount not to exceed Thirty Million and 00/100 ($30,000,000) Dollars. The said officers and each of them, be and are hereby authorized and directed to do all things which may be necessary or proper for carrying out this Resolution, including but not limited to the following:

(1)	To obligate this Company in such amounts, at such rates of interest, and on such other terms and conditions as they shall deem proper;

(2)	To execute and deliver to the Lender all such written instruments as may be required by the Lender;
(3)	To pay, extend or renew such obligations, and to reborrow from time to time, subject to the provisions of this Resolution, any of the amounts repaid on any loan made pursuant hereto.

RESOLVED, FURTHER, that the provisions of this Resolution shall remain in full force and effect until a certified copy of a duly adopted resolution effecting a rescission or amendment of this Resolution shall be furnished to said Lender; and it is

            IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the Seal of the company this 25th day of June 2005.

By: /s/ Michele N. Schumacher
Name: Michele N. Schumacher
Title: Vice President, Corporate Secretary &
Corporate Governance Officer

CERTIFICATE OF SECRETARY
OF
SELECTIVE INSURANCE COMPANY OF AMERICA

I, Michele N. Schumacher, hereby certify that I am the duly elected, qualified and acting Secretary of Selective Insurance Company of America, a New Jersey corporation (the "Company"), and that as such I have access to its corporate records and am familiar with the matters herein certified, and I am authorized to execute and deliver this Certificate in the name and on behalf of the Company, and that:

            1.         This Certificate is being delivered pursuant to Section 2.3 of the Eighth Amendment to Credit Agreement ("Credit Agreement"), dated as of June 25, 2004. The terms used in this Certificate and not defined herein have the respective meanings specified in the Credit Agreement, as amended.

            2.         Since October 22, 1999, there has been no amendment to the Articles of Incorporation of the Company.

            3.         Since November 6, 2001, there has been no amendment to the Bylaws of the Company.

            4.         The following resolution was duly adopted by unanimous written consent of the Board of Directors of the Company effective on the 27thday of June, and said resolution has not been amended or rescinded and is in full force and effect:

RESOLVED, that the Chairman and Chief Executive Officer, Senior Vice President-Chief Financial Officer, Comptroller, or such other officer as they may designate, are hereby authorized and directed to obtain loans on behalf of the Company from the WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) (the "Lender") in an amount not to exceed Thirty Million and 00/100 ($30,000,000) Dollars. The said officers and each of them, be and are hereby authorized and directed to do all things which may be necessary or proper for carrying out this Resolution, including but not limited to the following:

(1)	To obligate this Company in such amounts, at such rates of interest, and on such other terms and conditions as they shall deem proper;

(2)	To execute and deliver to the Lender all such written instruments as may be required by the Lender;
(3)	To pay, extend or renew such obligations, and to reborrow from time to time, subject to the provisions of this Resolution, any of the amounts repaid on any loan made pursuant hereto.

RESOLVED, FURTHER, that the provisions of this Resolution shall remain in full force and effect until a certified copy of a duly adopted resolution effecting a rescission or amendment of this Resolution shall be furnished to said Lender; and it is

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the Seal of the company this 25th day of June 2005.

By: /s/ Michele N. Schumacher
Name: Michele N. Schumacher
Title: Vice President, Corporate Secretary &
Corporate Governance Officer

OFFICER'S CERTIFICATE

SELECTIVE INSURANCE COMPANY OF AMERICA

            THIS CERTIFICATE is delivered pursuant to Section 2.1 of the Eighth Amendment to Credit Agreement, dated as of June 25, 2004.(the "Amendment"), among SELECTIVE INSURANCE GROUP, INC. ("Parent"), SELECTIVE INSURANCE COMPANY OF AMERICA ("SICA," and collectively with the Parent, the "Borrowers") and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) (the "Lender"). The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrowers upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as amended by the Eighth Amendment.

            The undersigned hereby certifies that (i) each of the representations and warranties of SICA contained in the Eighth Amendment, the Credit Agreement and the other Credit Documents is true and correct on and as of the Eighth Amendment Effective Date and after giving effect to the Eighth Amendment with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), and (ii) on and as of the Eighth Amendment Effective Date, both immediately before and after giving effect to the Eighth Amendment, no Default or Event of Default has occurred and is continuing.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer's

Certificate this 25th day of June, 2004.

By: /s/ Gregory E. Murphy
Name: Gregory E. Murphy
Title: Chairman and CEO

OFFICER'S CERTIFICATE

SELECTIVE INSURANCE GROUP, INC.

            THIS CERTIFICATE is delivered pursuant to Section 2.1 of the Eighth Amendment to Credit Agreement, dated as of June 25, 2004 (the "Amendment"), among SELECTIVE INSURANCE GROUP, INC. ("Parent"), SELECTIVE INSURANCE COMPANY OF AMERICA ("SICA," and collectively with the Parent, the "Borrowers") and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) (the "Lender"). The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrowers upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as amended by the Eighth Amendment.

            The undersigned hereby certifies that (i) each of the representations and warranties of Parent contained in the Eighth Amendment, the Credit Agreement and the other Credit Documents is true and correct on and as of the Eighth Amendment Effective Date and after giving effect to the Eighth Amendment with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), and (ii) on and as of the Eighth Amendment Effective Date, both immediately before and after giving effect to the Eighth Amendment, no Default or Event of Default has occurred and is continuing.

            IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer's Certificate this 25th day of June, 2004.

By: /s/ Gregory E. Murphy
Name: Gregory E. Murphy
Title: Chairman and CEO